UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 FORM 8-K/12-G3
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: August 4, 2008


                        LEGACY TECHNOLOGY HOLDINGS, INC.
               (Exact name of Company as specified in its charter)


              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                 172 Stanwell Street, Colorado Springs, CO 80906
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (719)-579-5882
                                 --------------
                 Company's telephone number, including area code

                                 Life USA, Inc.
                                 --------------
                       7609 Ralston Road, Arvada CO 80002

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion Of Acquisition Or Disposition Of Assets

Pursuant to an Agreement and Plan of Merger entered into, by and between Legacy Technology Holdings, Inc. (the Company) entered into an Agreement and Plan of Merger with LTH Acquisition Corporation ("LTH Acquisition"), a wholly-owned subsidiary of the Company, and World Peace Technologies, Inc. ("World Peace") on June 17, 2008. As part of the merger, World Peace Technologies, Inc., a Colorado corporation, will be merged with LTH Acquisition and World Peace will be the surviving entity of the merger.

The Agreement was slightly modified on July 28, 2008, to correct minor technical issues and the Agreement and Plan of Merger has been executed and completed.

History Of World Peace

World Peace Technologies, Inc. ("World Peace") was incorporated on May 8, 2008, in the state of Colorado.

World Peace is a technology development business that specializes in the development of technologies and products with possible applications to the military.

The Acquisition

The Company closed the World Peace Acquisition on August 1, 2008 with the receipt of the audited financial statements of World Peace. (attached hereto as an Exhibit)

As part of the amended Agreement and Plan of Merger, the Company has authorized the issuance of 9,000,000 shares of its restricted common stock to the shareholders of World Peace, in exchange for all of the issued and outstanding shares of World Peace (9,000,000 shares). World Peace will be operated as a wholly owned subsidiary.

Immediately after the merger, the Company will have approximately 10,007,003 shares of common stock issued and outstanding.

Website: The Company website is www.ltho.us
                                -----------

Plan Of Operations

The Company intends to file a notice of election to be regulated as a business development company under the Investment Act of 1940 (1940 Act) with the Securities and Exchange Commission (SEC).

The Company intends to focus its business development activities on those small business entities specializing in the development of technologies and products with possible applications in the military industry and commercial applications. The Company has identified four initial technologies to focus its business development activities. The four technologies are as follows:

- Low Energy Cooling - the use of an evaporative and dehumidification technology to deliver cooler air temperatures replacing existing residential, commercial or field tents. The technology uses 90% less energy than current air conditioners either direct or indirect systems, without increasing humidity in the structure;

- Air 2 Water - the use of technology, which is not dependent upon Freon, to harvest water from the air to produce atmospheric water;

- Plasteel - optimizes the use of a cold chemical process to produce plastic, the resultant plastic product is as strong as, if not stronger then steel; and

- Targeted Weather - the use of algorithms to determine the development and location of severe weather combined with the use of technology to prevent the severe weather from forming. -

The Company is in the process of developing full business plans for each of the above listed technologies. The Company will have four subsidiaries as a result of the transaction, and intends to operate those subsidiaries to carry out each individual business plan. However, World Peace, as an approved vendor to the United States Department of Defense (US DOD), may act as a marketing agent and bidder for US DOD RFPs for the other subsidiaries, if they develop military products.

                        Legacy Technology Holdings, Inc.

World Peace        Air 2 Water, Inc.   Targeted Weather, Inc.   Plasteel, Inc.
Technologies,      (A Colorado Corp)   (A Colorado Corp)      (A Colorado Corp)
Inc.                100% Owned             100% Owned           100% Owned
(A Colorado Corp)
100% Owned


Each subsidiary is a Colorado Corporation, incorporated in 2008, without any preceding history or operations.

World Peace Technologies, Inc. (World Peace) - World Peace intends to act as a US Government contractor with its Certifications.

Air 2 Water, Inc. (Air 2 Water) - Air 2 Water, possesses a technology which is not dependent upon Freon, to harvest water from the air to produce atmospheric water. The Defense Advanced Research Projects Agency (DAPR), in addition to other military organizations having been searching for a way to decrease the logistics drain on the system for drinking water for mobile troops. It is the Company's belief that the technology used by Air 2 Water provides that solution.

Targeted Weather, Inc. (Targeted Weather) - The technology employed by Targeted Weather makes use of algorithms to determine the development and location of severe weather combined with the use of technology to attempt to prevent the severe weather from forming. The technology has been tested in producing rain over an eight year period in the arid regions of Australia. The Company plans to attempt to take the technology in the direction of the prevention of severe weather storms, such as tornados.

Plasteel, Inc. (Plasteel) - Plasteel possesses a technology that optimizes the use of a cold chemical process to produce plastic, the resultant plastic product is as strong as steel. The plastic produced has certain other proprietary characteristics not often see in plastic. Plasteel is developing the product for use as armor on vehicles. Plasteel is in the process of transitioning the product from the laboratory to commercialization not only for use in the military, but also for use in the aerospace industry.

We intend to be in the business of providing growth capital to small businesses such as our subsidiaries and assisting these companies and providing management assistance to build those companies. We intend to focus on technology that offers unique positions in the market place through patent protection or exclusive licenses that satisfy our criteria prior to our investment. We have chosen to focus on businesses which are seeking capital to commercialize or expand their business product or service offerings and seek capital to access the public equity markets. In the past 20 years, venture capital has become a multibillion dollar industry that is recognized as one of the country's primary sources of economic growth. The principal reasons for the growth of the venture capital industry have been (i) the industry's investment rate of return and (ii) the industry's ability to demonstrate that the high risks of loss inherent in investing in unproven companies can be significantly mitigated through (a) investing in a number of companies in a balanced portfolio and (b) active involvement in the management of the individual portfolio companies.

Past performance of the venture capital industry is not necessarily indicative of that sector's future performance, nor is it a proxy for predicting the returns of the funds. We cannot guarantee that we will meet or exceed the rates of return historically realized by the venture capital industry as a whole. Moreover, our overall return will be reduced by certain factors related to our structure as a publicly-traded business development company. Such factors include the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, as compared to many venture capital funds that draw capital from investors periodically to make investments and do not commit significant capital to short-term liquid investments. In addition, periodic disclosure is required of business development companies, which could result in the Company being less attractive as an investor to certain potential portfolio companies.

Competition

Most emerging markets are highly competitive. We anticipate that nearly all our portfolio companies will compete against firms with greater financial resources, more extensive development, manufacturing, marketing, and service capabilities, and a larger number of qualified managerial and technical personnel.

Regulation

The 1940 Act was enacted to regulate investment companies. In 1980, the 1940 Act was amended by the adoption of the Small Business Investment Incentive Act. The purpose of the amendment was to remove regulatory burdens on professionally managed investment companies engaged in providing capital to smaller companies. The Small Business Investment Incentive Act established a new type of investment company specifically identified as a Business Development Company as a way to encourage financial institutions and other major investors to provide a new source of capital for small developing businesses. We will be governed by and need to comply with the 1940 Act, which is more expensive than normal non public company costs.

Summary Executives Compensation Table

The following table sets forth the cash and non-cash compensation paid by or incurred on behalf of the Company to its Chief Executive Officer and certain other executive officers for the years ended December 31, 2007, 2006 and 2005.

---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------
                                                                          Non-equity     Non-qualified
                                                                           incentive        deferred
                                                   Stock      Option         plan         compensation      All other
                                Salary     Bonus    awards     awards    compensation       earnings      compensation     Total
   Name & Position      Year      ($)       ($)       ($)        ($)          ($)             ($)              ($)          ($)
---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------
---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------
David P.  Kutchinski,   2007       0         0         0          0            0               0                0            0
President  & Director   2006       0         0         0          0            0               0                0            0
(1)                     2005       0         0         0          0            0               0                0            0
---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------

---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------
Wesley F. Whiting,      2007       0         0         0          0            0               0                0            0
President & Director    2006       0         0        $2,895(2)   0            0               0                0            $2,895
(1)                     2005       0         0         0          0            0               0                0            0
---------------------- ------- ---------- -------- ---------- ---------- -------------- ----------------- -------------- ----------

(1) Mr. Whiting resigned as the President of the Company effective June 17, 2008. Mr. Kutchinski was appointed the President of the Company effective June 17, 2008.

(2) Mr. Whiting received a fully-vested option, exercisable for 40,000 shares with a term of 5 years during the year ended December 31, 2006.

     Directors Compensation Table

     The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2008:


                                                                           Non-qualified
                                                             Non-equity      deferred
                 Fees earned                                 incentive     compensation     All other
                  or paid in      Stock         Option          plan         earnings      compensation      Total
     Name            cash       awards ($)    awards ($)    compensation        ($)            ($)            ($)
                     ($)                                        ($)
---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------

---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------
David        P.     $ -0-         $ -0-         $ -0-          $ -0-           $ -0-          $ -0-          $ -0-
Kutchinski
---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------

---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------
Wesley       F.     $ -0-         $ -0-         $ -0-          $ -0-           $ -0-          $ -0-          $ -0-
Whiting
---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------

---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------
Michael R. Pick     $ -0-         $ -0-          $-0-          $ -0-           $-0-           $ -0-          $ -0-
---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------

---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------
Robert       H.     $ -0-         $ -0-          $-0-          $ -0-           $-0-           $ -0-          $ -0-
Thompson
---------------- ------------- ------------- ------------- --------------- -------------- --------------- ------------

The Company does not currently pay any cash fees to its directors, nor does the Company pay directors' expenses in attending board meetings.

Certain Relationships and Related Party Transactions

As a result of the merger, Mr. David P. Kutchinski, the President and a Director of Legacy Technology will be issued 3,522,936 shares of the Company's restricted common stock. Ms. Olson, Mr. Kutchinski's wife will be issued 990,826 shares of the Company's restricted common stock.

As a result of the merger, Mr. Robert Thompson, a director nominee of the Company will be issued 110,092 shares of the Company's restricted common stock.

As a result of the merger, Mr. Michael R. Pick, the secretary and a director nominee of the Company will be issued 110,092 shares of the Company's restricted common stock.

Legal Proceedings

The Company's former subsidiary, NeuroNutrition, Inc. has been named in a collection suit in Boulder, County, Colorado. The suit is seeking approximately $127,000. NeuroNutrition believes it has defenses and credits due it to offset the claim and has filed an answer and it intends to vigorously defend the action.

No director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to any litigation, other than the action listed above.

Item 2.02 Results of Operations and Financial Condition

The Company's budget for operations in the next year is as follows:

General and Administrative               (Parent)                          $250,000
Salaries                                 (Parent &                         $250,000
Research and Development                 (Subsidiaries)                    $600,000
Legal and Accounting                     (Parent)                          $100,000
Marketing                                (Subsidiaries)                    $300,000



The Company reserves the right to change any or all of the budget categories in the execution of its business attempts without purchaser approval. None of the line items are considered to be fixed or unchangeable in the budget. The Company will allocate the budget to specific subsidiaries as the business plans are developed.

The Company will require significant additional capital to support its budget. The Company has no committed source for any funds as of the date herein. No representation is made that any funds will be available when needed. In the event funds cannot be raised when needed, the Company may not be able to carry out its business plan, and could fail in business as a result of these uncertainties. The Company has ceased all of its efforts in the nutritional business. The Company intends to commence a private placement of $1,000,000 for its initial budget, as soon as possible.

Legacy is carry old debt on the books totaling $1,035,379 and is planning to convert a significant portion of the debt to equity over the next 2 years.

Liquidity

At June 30, 2008, World Peace had a cash balance of $5,436 and no current liabilities.

During the period of May 8, 2008 (inception) through June 30, 2008, World Peace used $164 in it operating activities. Net losses of $584 were adjusted by $420 of common stock issued for consulting services.

World Peace did not use or receive any funds through its investing activities during the period of May 8, 2008 (inception) through June 30, 2008.

During the period of May 8, 2008 (inception) through June 30, 2008, World Peace received $5,600 from the sales of its restricted shares.

During the period of May 8, 2008 (inception) through June 30, 2008, World Peace issued 4,800,000 shares of its common stock in return for cash of $5,600. Of the 4,800,000 shares, 900,000 shares were issued to the spouse of our sole officer and director.

During the period of May 8, 2008 (inception) through June 30, 2008, World Peace issued 4,200,000 shares of its common stock to its officer and sole director, Mr. David P. Kutchinski in return for his services in organizing World Peace. The shares had a value of $470.

Results of Operations for the Period of May 8, 2008 (Inception) through June 30, 2008

During the period of May 8, 2008 (Inception) through June 30, 2008, World Peace incurred total operating expenses of $584. Operational expenses during the period of May 8, 2008 (Inception) through June 30, 2008 consisted of $45 in banking fees, consulting fees of $420 and miscellaneous expenses of $119. Miscellaneous expenses consisted mainly of website fees.

During the period of May 8, 2008 (Inception) through June 30, 2008, the World Peace incurred a net loss of $584 as a result of its operational expenses.

Capital Resources

The only capital resources of the Company is its common stock. The Company has been financed to date through the limited sale of its common stock, and through loans by officers and shareholders.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of the Equity Securities

As part of the Agreement and Plan of Merger, the Company has authorized the issuance of 9,000,000 shares of it restricted common stock to the shareholders of World Peace, in exchange for all of the issued and outstanding shares of World Peace.

The  transaction is exempt from  registration  under  Regulation D, Rule 506 and
Section 4(a) of the Securities Act of 1933. Post merger, the Company has approximately 10,007,003 shares of common stock issued and outstanding.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - Changes In Control of Company

The Company entered into an Agreement and Plan of Merger with LTH Acquisition Corporation, a wholly-owned subsidiary of the Company, and World Peace on June 17, 2008 (amended on July 28, 2008) and completed the transaction on August 1, 2008.

As part of the Agreement and Plan of Merger, the Company has authorized the issuance of 9,000,000 shares of its restricted common stock to the shareholders of World Peace Technologies, Inc., in exchange for all of the issued and outstanding shares of World Peace.

Immediately, post merger, the Company has approximately 10,007,003 shares of common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this Report, the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who hold 5.0% or more of the outstanding common stock of the Company as of date of closing. Also included are the shares held by all executive officers and directors as a group.


    Name And Address* of
    Beneficial Ownership                                   Amount and Nature of
                                                             Beneficial Owner         Post Transaction
                                   Class of Equity                                    Percent of Class(1)
----------------------------- -------------------------- -------------------------- -------------------------

David P. Kutchinski           Common Shares                     4,513,762                    45%
President & Director(2)

Brendan Doyle                 Common Shares                       550,459                   5.5%

Wesley F. Whiting, Director   Common Shares                         6,000                  0.01%
(resigning)

Michael R. Pick,              Common Shares                       110,092                     1%
Secretary & Director/
Nominee

Robert H. Thompson,           Common Shares                       110,092                     1%
Director/Nominee

Ken & Lisa Leitmayr           Common Shares                     1,211,008                    12%


                                                         -------------------------- -------------------------
All Directors and Executive Officers as a Group                 4,733,946                   47.3%
( 4 persons) (includes Director/Nominee shares)


(1) Based upon 10,007,003 shares of common stock issued and outstanding on closing date.

(2)  Lena  Gaylene  Olson-Kutchinski  is wife of David  P.  Kutchinski  and owns
990,826 of the shares in her name, when aggregated Mr. Kutchinski and Ms. Olsen-Kutchinski represent beneficial ownership of 45% of total outstanding shares.

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

As a result of the merger discussed above, Mr. Wesley F. Whiting, formerly the Chief Executive Officer, President of the Company resigned as an officer of the Company, effective June 17, 2008. Mr. Whiting will continue to serve as a director of the Company, but has resigned effective ten days after mailing of Notice to Shareholders under Section 14f of the Securities Exchange Act of 1934.

Appointments

Chief Executive Officer & Director

On June 17, 2008, Mr. David P. Kutchinski was appointed the Chief Executive Officer and a Director of the Company.

Mr. Kutchinski (55) served as the Manager of World Peace Technologies LLC, since 2006. In June of 2008, he incorporated World Peace Technologies, Inc. and assigned certain business concepts in development to the newly formed company, and he became President and Director of World Peace Technologies, Inc. Mr. Kutchinski has served in the United States Army Reserves since 1976 and has achieved the rank of Lieutenant Colonel. During his service in the Army, Mr. Kutchinski has worked with military intelligence and with Special Forces. During his career, he has served in the capacity as project member, lead or the manager on projects involving for companies such as: Gables Engineering, Secondary Imagery Dissemination System, Argonne National Labs, Penetration Gray Area Electronics Market, and Global Engineering Specialists. In addition he was a Vice President of Newlink Global Engineering. Mr. Kutchinski has a Bachelor of Arts from the Texas A&M in both Geography and Psychology. He also holds an Associate Degree in Digital Techniques.

Secretary, Treasurer & Director nominee

On June 17, 2008, Mr. Michael R. Pick was appointed the Secretary of the Company and nominated as a Director of the Company, to be effective ten days after mailing of the Notice to Shareholders under Section 14f of the Securities Exchange Act of 1934.

Mr. Pick (66) has owned and operated Lovell Gulch Forge for the past 35 years. Lovell Gulch is a blacksmith shop that provides products and services to high end builders. Mr. Pick served as a Managing Director of Bulls' Eye Land Clear, where he was involved in assisting in the company's reorganization efforts. In addition, Mr. Pick founded the Universal Kenpo Federation, which is the international organization for the Kenpo martial arts. Mr. Pick is the current 2nd Grand Master of American Kenpo Martial Arts. Mr. Pick has served in the United States Marine Corps.

Director nominee

On June 17, 2008, Mr. Robert H. Thompson was nominated as a director of the Company, to be effective ten days after mailing of the Notice to Shareholders under Section 14f of the Securities Exchange Act of 1934.

Mr. Thompson (65) served in the United States Air Force until 1987, when he retired as Colonel. During his service in the US Air Force, Mr. Thompson served as the Chief Staff of Headquarters and served as Senior Staff Officer with the Joint Chiefs of Staff. Mr. Thompson worked for Northorp Corporation from 1987 through 1998, where he was involved in the scheduling and budgeting for the automated test hardware developed the B-2 Stealth Bomber. Mr. Thompson received his Bachelor of Science in Administration from the University of Maryland and has received a Master of Science in Education from Southern Illinois University and a Master of Science in Industrial Management from the Industrial College of the Armed Forces.

                           SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURES.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The text of the press release is attached herewith as Exhibit 99.1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired:

         Audited financial statements of World Peace Technologies, Inc. for the period of May 8, 2008
         (Inception) through June 30, 2008

(b)      Pro Forma Financial Information:

         Consolidated Pro Forma Balance Sheet as of June 30, 2008

         Consolidated Pro Forma Statement of Operations for the Six Months Ended June 30, 2008

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.    Description
         -----------    -----------
          3(i).1        Articles of Incorporation of World Peace Technologies,
                        Inc.*
         3(ii).1        Bylaws of World Peace Technologies, Inc. *
          3(i).2        Articles of Incorporation of Air 2 Water, Inc. *
         3(ii).2        Bylaws of Air 2 Water, Inc.*
          3(i).3        Articles of Incorporation of Plasteel, Inc.*
         3(ii).3        Bylaws of Plasteel, Inc. *
          3(i).4        Articles of Incorporation Targeted Weather, Inc. *
         3(ii).4        Bylaws of Targeted Weather, Inc. *
          3(i).5        Articles of Incorporation LTH Acquisition Corporation*
         3(ii).5        Bylaws of LTH Acquisition Corporation*
            99.1        Press Release*
--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                      By:/s/David P. Kutchinski
                      -------------------------
                            David P. Kutchinski, President  and  Chief
                            Executive Officer


Date: August 6, 2008

               LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 2008
                                   (Unaudited)

                                                                         Historical
                                                                Legacy           World Peace               Pro forma     Pro forma
                                                              Technology        Technologies, Inc.         adjustments  consolidated
ASSETS
                                         -------------------------------------------------------------------------------------------
Cash and cash equivalents                                     $         727     $           5,436      $            -    $    6,163
Assets of discontinued operations                                     2,158                     -                             2,158
                                                              --------------    ------------------                       -----------
   Total current assets                                               2,885                 5,436                             8,321
                                                              --------------    ------------------                       -----------
Property and equipment, net                                               -                     -                   -              -
                                                              --------------    ------------------                       -----------
Prepaid expense and deposits                                              -                     -                   -              -
                                                                                                                                   -
                                                              --------------    ------------------                       -----------
  Total other assets                                                      -                     -                                  -
                                                              --------------    ------------------                       -----------
   Total assets                                               $       2,885                 5,436                        $    8,321
                                                              ==============    ==================                       ===========


LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Accounts payable                                               $    109,502     $               -                        $  109,502
Accrued expenses and other liabilities                              283,211                     -                           283,211
Notes payable                                                        25,433                     -                            25,433
Convertible notes payable                                           630,000                     -                           630,000
Liabilities of discontinued operations                              131,835                     -                           131,835
                                                              --------------    ------------------                       -----------
   Total current liabilities                                      1,179,981                     -                         1,179,981
                                                              --------------    ------------------                       -----------

Common stock                                                            101                 6,020           (6,020)(B)        1,001
                                                                                                               900 (A)
Additional paid in capital                                          486,613                     -             (900)(A)   (1,172,077)
                                                                                                        (1,663,810)(B)
                                                                                                             6,020 (B)
Accumulated deficit                                              (1,663,810)                 (584)       1,663,810 (B)         (584)
                                                              --------------    ------------------       --------------- -----------

     Total stockholders' (deficit) equity                        (1,177,096)                5,436                        (1,171,660)
                                                              --------------    ------------------                       -----------

   Total liabilities and stockholders' (deficit) equity       $      2,885      $           5,436                        $    8,321
                                                              ==============    ==================                       ===========




               LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2008
                                   (Unaudited)

                                                                  Historical
                                                              ------------------------------------------
                                                      Legacy                World Peace
                                                      Technology            Technologies, Inc.      Pro forma          Pro forma
                                                     Holdings, Inc.                                 adjustments        consolidated
                                                  ----------------------------------------------------------------------------------
Revenues                                             $                -     $                -      $                $            -
Direct Costs                                                          -                      -                                    -
                                                     -------------------    -------------------                      ---------------

Gross profit                                                          -                      -                                    -
                                                     -------------------    -------------------                      ---------------

Operating expenses:
    Administrative expense                                       12,790                    584                               13,374
                                                     -------------------    -------------------                      ---------------

Total operating expenses                                         12,790                    584                               13,374
                                                     -------------------    -------------------                      ---------------

Loss from operations                                            (12,790)                  (584)                             (13,374)
                                                     -------------------    -------------------                      ---------------

Other income:
     Other income                                                 1,521                      -                                1,521
     Interest expense                                            53,727                      -                               53,727
                                                     -------------------    -------------------                      ---------------

                                                                (52,206)                     -                              (52,206)
                                                     -------------------    -------------------                      ---------------

Net loss                                             $          (64,996)    $             (584)                      $      (65,580)
                                                     ===================    ===================                      ===============

Basic and diluted net loss per common share          $            (0.06)                                             $        (0.01)
                                                     ===================                                             ===============

Weighted average number of common
  shares outstanding                                          1,007,003                                9,000,000 (A)     10,007,003
                                                     ===================                                             ===============


                LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
       BALANCE SHEET AS OF June 30, 2008, AND STATEMENTS OF OPERATIONS FOR
                     THE SIX MONTHS ENDED JUNE 30, 2008 AND
                                      2007
                                   (Unaudited)


(A) This entry is recorded to reflect the reverse merger acquisition of Legacy Technology Holdings, Inc. ("the Company") and World Peace Technologies, Inc. ("World Peace"). The Company acquired 100% of the issued and outstanding common stock of World Peace in exchange for 9,000,000 shares of the Company's restricted common stock. The purchase price is as follows:


 Purchase Price
  9,000,000 shares of Legacy

  Value of the net assets of
   Legacy                                            (1,177,098)
                                                 -------------------------

  Purchase Price in excess of
   value of stock                                  $   5,122,902
                                                 =========================



In accordance with accounting procedures for reverse merger acquisitions, World Peace has been determined to be the surviving entity of the transaction. Due to the limited assets of both companies the excess purchase price was debited to additional paid capital in the consolidation. Therefore, stockholders' deficit in the consolidation has been adjusted for this transaction as a recapitalization.

(B) This entry is to perform the consolidation entries.

                           Larry O'Donnell, CPA, P.C.
Telephone (303) 745-4545                               2228 South Fraser Street
Fax       (303) 369-9384                               Unit 1
                                                       Aurora, Colorado    80014

Email larryodonnellcpa@msn.com

www.larryodonnellcpa.com


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
World Peace Technologies, Inc.

I have audited the accompanying balance sheet of World Peace Technologies, Inc. as of June 30, 2008, and the related statements of operations, stockholders' equity and cash flows for the period from inception, May 8, 2008, through June 30, 2008. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Peace Technologies, Inc. as of June 30, 2008, and the results of its operations and cash for the period from inception, May 8, 2008, through June 30, 2008, in conformity with generally accepted accounting principles in the United States of America.



Larry O'Donnell, CPA, P.C.

July 24, 2008


                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET


                                                                                               June 30,
                                                                                                 2008
                                                                                            ---------------

Assets
        Current Assets:
               Cash                                                                                $ 5,436
                                                                                            ---------------

        Total Current Assets                                                                         5,436
                                                                                            ---------------

Total Assets                                                                                       $ 5,436
                                                                                            ===============


Liabilities and Stockholders' Deficit
        Current liabilities
               Accounts payable                                                                        $ -
                                                                                            ---------------

        Total Current Liabilities                                                                        -

Stockholders' Equity
        Common stock, no par value; 10,000,000 shares
          authorized, 9,000,000 shares issued and outstanding
          at June 30, 2008                                                                           6,020
        Deficit accumulated during the development stage                                              (584)
                                                                                            ---------------

               Total Stockholders' Equity                                                            5,436
                                                                                            ---------------

Total liabilities and stockholders' equity                                                         $ 5,436
                                                                                            ===============


See the notes to these financial statements.



                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS

                                                                        May 8, 2008 (Inception)
                                                                            through
                                                                            June 30,
                                                                              2008
                                                                        -----------------
Revenue:                                                                      $        -
                                                                        -----------------
Operational expenses:
         Banking fees                                                                 45
         Consulting fees                                                             420
         Miscellaneous                                                               119
                                                                        -----------------

                 Total operational expenses                                          584
                                                                        -----------------

Net loss                                                                      $     (584)
                                                                        =================
Per share information

Net loss per common share
         Basic                                                                $        *
         Fully diluted                                                                 *
                                                                        -----------------
Weighted average number of common
         stock outstanding                                                     3,135,870
                                                                        -----------------
         * Less than $(0.01) per share.


See the notes to these financial statements.


                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
         STATEMENT OF STOCKHOLDER'S EQUITY From May 8, 2008 (Inception)
                              Through June 30, 2008


                                                                      Deficit Accumulated
                                                                              During
                                                    Common Stock            Development
                                          Number of Shares    Amount          Stage          Totals
                                          ------------------------------   -------------   ------------
Beginning Balance - May 8, 2008                        -        $     -          $    -        $     -
Issuance of stock for cash                     4,800,000          5,600               -          5,600
Issuance to officer/director for services      4,200,000            420               -            420
Net loss                                               -              -            (584)          (584)
                                          ---------------   ------------   -------------   ------------
Balance - June 30, 2008                        9,000,000        $ 6,020          $ (584)       $ 5,436
                                          ===============   ============   =============   ============
See the notes to these financial statements.


                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS


                                                                                  May 8, 2008 (Inception)
                                                                                         through
                                                                                         June 30,
                                                                                           2008
                                                                                      ---------------

Cash Flows from Operating Activities:
        Net Loss                                                                              $ (584)

        Common stock issued for services                                                         420

Adjustments to reconcile net loss to net cash used
        in operating activities:                                                                   -
                                                                                      ---------------

Net Cash Used by Operating Activities                                                           (164)
                                                                                      ---------------

Cash Flows from Financing Activities:
        Proceeds from common stock issuance                                                    5,600
                                                                                      ---------------

Net Cash Provided by Financing Activities                                                      5,600
                                                                                      ---------------

Net Increase  in Cash                                                                          5,436

Cash and Cash Equivalents - Beginning of Period                                                    -
                                                                                      ---------------

Cash and Cash Equivalents - End of Period                                                    $ 5,436
                                                                                      ===============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
        Cash paid for interest expense                                                           $ -
                                                                                      ===============
        Cash paid for income taxes                                                               $ -
                                                                                      ===============


See the notes to these financial statements.


                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                For May 8, 2008 (Inception) Through June 30, 2008


NOTE 1 - BUSINESS, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Business

World Peace Technologies, Inc. ("the Company") was incorporated on May 8, 2008 in the state of Colorado. The Company was originally incorporated for the purpose of developing and commercializing technologies and products with possible applications to the military.

The Company's fiscal year end is December 31st. The Company's financial statements are presented on the accrual basis of accounting.

On June 18, 2008, the Company entered into an Agreement and Plan of Merger with Legacy Technology Holdings, Inc. (Legacy) and LTH Acquisition, Inc. (LTH Acquisition). As part of the merger, the Company will be merged into LTH Acquisition and LTH Acquisition will be the surviving entity of the merger. The finalization of the merger is subject to the completion and delivery of audited financial statements of World Peace.

As part of the Agreement and Plan of Merger, Legacy will issue 9,000,000 shares of it restricted common stock to the shareholders of the Company in exchange for all of the issued and outstanding shares of the Company.

Basis of Presentation

Development Stage Company

The Company has not earned significant revenues from planned operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Company", as set forth in Statement of Financial Accounting Standards No. 7 ("SFAS"). Among the disclosures required by SFAS No. 7 are that the Company's financial statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                For May 8, 2008 (Inception) Through June 30, 2008

Significant Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less and money market instruments to be cash equivalents.

Revenue Recognition

The Company recognizes revenue when it is earned and expenses are recognized when they occur.

Loss Per Share

SFAS No. 128, Earnings per Share, requires dual presentation of basic and diluted earnings or loss per share (EPS) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable of deductive amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
              For May 8, 2008 (Inception) Through May June 30, 2008

Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. We believe that SFAS No. 157 should not have a material impact on our financial position or results of operations

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. We believe that SFAS 159 should not have a material impact on our financial position or results of operations

 In December 2007, the FASB issued SFAS No. 141 (Revised 2007), Business Combinations, or SFAS No. 141R. SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations we engage in will be recorded and disclosed following existing GAAP until January 1, 2009. We expect SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. We are still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160". SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. We believe that SFAS 160 should not have a material impact on our financial position or results of operations.

                         WORLD PEACE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                For May 8, 2008 (Inception) Through June 30, 2008

In March 2008, the FASB issued SFAS No. 161 Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 requires additional disclosure related to derivatives instruments and hedging activities. The provisions of SFAS No. 161 are effective as of January 1, 2008 and the Company is currently evaluating the impact of adoption.

NOTE 3 - STOCKHOLDERS' EQUITY

The authorized capital stock of the Company is 10,000,000 shares of common stock with no par value. At May 31, 2008, the Company had 9,000,000 shares of its common stock issued and outstanding. The Company does not have any preferred shares issued or authorized.

During the period of May 8, 2008 (inception) through June 30, 2008, the Company issued 4,800,000 shares of its common stock in return for cash of $5,600. Of the 4,800,000 shares, 900,000 shares were issued to the spouse of our sole officer and director.

During the period of May 8, 2008 (inception) through June 30, 2008, the Company issued 4,200,000 shares of its common stock to its officer and sole director, Mr. David P. Kutchinski in return for his services in organizing the Company. The shares had a value of $470.

NOTE 4 - INCOME TAXES

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable of deductive amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

At June 30, 2008, the Company has financial reporting and net operating loss carry forwards of approximately $584 for which the tax effect has not been recognized for financial purposes. Such losses expire in 2018, if not utilized earlier.

NOTE 5 -SUBSEQUENT EVENT

On June 18, 2008, the Company entered into an Agreement and Plan of Merger with Legacy Technology Holdings, Inc. (Legacy) and LTH Acquisition, Inc. (LTH Acquisition.) As part of the merger, the Company will be merged into LTH Acquisition and LTH Acquisition will be the surviving entity of the merger. The finalization of the merger is subject to the completion and delivery of audited financial statements of the Company.

As part of the Agreement and Plan of Merger, Legacy will issue 9,000,000 shares of it restricted common stock to the shareholders of the Company in exchange for all of the issued and outstanding shares of the Company.